                                                                    Exhibit 99.4

                                  Pfizer Inc.
                             ---------------------
                             Fall Analysts Meeting

                               November 16, 1999
                             ---------------------


This presentation contains forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Pfizer with the SEC, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

These materials include analysts' estimates and other information prepared by third parties for which Pfizer assumes no responsibility. In addition, certain statements regarding synergies and other projections and information contained in this presentation are based on publicly available information regarding Warner-Lambert. Pfizer undertakes no obligation to review or confirm analysts' expectations or estimates or such publicly available information or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]         Agenda

     -   WELCOME
          -    WILLIAM C. STEERE, JR., CHAIRMAN AND CEO

     -    Financial Performance
          -    David L. Shedlarz, Executive VP and CFO

     -    Pharmaceutical Operations
          -    Karen L. Katen, Senior VP and President - US Pharmaceuticals

     -    Research and Development
          -    John F. Niblack, Vice Chairman
          -    George M. Milne, Jr., Senior VP and President - Central Research

     -    Strategic Goals and Positioning
          -    William C. Steere, Jr., Chairman and CEO
          -    Henry A. McKinnell, Ph.D., President and COO


--------------------------------------------------------------------------------

[Pfizer LOGO]       Year-to-Date 1999 Financial Results*

($ Millions, Except per Share Data)
                                                   % Change
                                                   ---------
Total Revenue                 $11,697                 21

Income Before Taxes           3,454                   28

Net Income                    2,430                   27

Diluted EPS                   $0.62                   27


* Excluding 1999 Trovan Inventory Charge; % Change Also Excludes 1998 Discontinued Operations and Certain Significant 1998 Charges

-------------------------------------------------------------------------------
[Pfizer LOGO]       Industry-Leading Revenue Growth
                    YTD 1999 Revenues - Continuing Operations

(% Change)

                                                          -------
0    6    7    9    11   13   14   15   17   20*  20*       21
AHP  ABT  SBH  LLY  BMY  PNU  SGP  AZ   JNJ  WLA  MRK       PFE
                                                          -------
*Adjusted for the Impact of Accounting Changes

-----------------------------------------------------------------------------
[Pfizer LOGO]       Unmatched Product Breadth
                    YTD 1999 Pharmaceutical Revenues

($ Millions)                                                % Change
                                             $8,723             33

                    [Zyrtec LOGO]               417             36
                    [Cardura LOGO]              579             15
                    [Diflucan LOGO]             723              8
                    [Viagra LOGO]               751             36
                    [Zithromax LOGO]            876             32
                    [Zoloft LOGO]             1,518             13

                    [Lipitor LOGO]
                    [Celebrex LOGO]           1,645            148
                    [Aricept LOGO]

                    [Norvasc LOGO]            2,214             19

----------------------------------------------------------------------------

[Pfizer LOGO]     Comparative Product Breadth

                                                             # Products
Company                            # Products              >$500 Million
                                 >$500 Million           in Estimated 1999
                             in Estimated 1999 Sales   Sales and >10% Growth
*  PFIZER                             10                        9
*  Merck                               9                        4
*  AstraZeneca                         7                        5
*  Bristol-Myers Squibb                5                        4
*  WARNER LAMBERT                      5                        3
*  Johnson & Johnson                   5                        1
*  Schering-Plough                     3                        3
*  SmithKline Beecham                  4                        0
*  Lilly                               3                        2
*  AMERICAN HOME PRODUCTS              3                        1

------------------------------------------------------------------------

[Pfizer LOGO]           Impressive Product Depth/Youth


                                  Nine Months 1999

                                 % of
                             Pharmaceutical        %
                                Revenues         Growth

* Norvasc                          21%            +19%
* Lipitor/Celebrex/Aricept         15%           +148%
* Zoloft                           14%            +13%
* Zithromax                         8%            +32%
* Diflucan                          7%             +8%
* Viagra                            7%            +36%
* Zyrtec                            4%            +36%
                                   ---
                                   76%
----------------------------------------------------------------------------

[Pfizer LOGO]       Strong, High-Quality Growth
                    YTD 1999 Diluted EPS* Increases


(% Change)
                                                                     -----
(1)    12     13     13     14     15     15     16     18     20     27     34

AHP    ABT    SBH    JNJ    MRK    PNU    BMY    LLY    AZ     SGP    PFE   WLA
                                                                     -----

*  Continuing Operations
------------------------------------------------------------------------------

[Pfizer LOGO]       Strong Profitability
                    YTD 1999 Profit Margin*

(% of Revenues)

                                                              --------
15.7   20.8   22.8   22.8   23.3   24.0   24.5   25.6   29.1   30.4   30.5   33.3
PNU    WLA    AZ     AHP    SBH    JNJ    MRK    ABT    BMY    PFE    SGP    LLY
                                                              --------

*Income Before Takes and Other Deductions - Net, Excluding Unusual Items
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Pfizer LOGO]  Profit Margin Improvement

(% of Revenues)

     1989                     1989                   1989                  1989
    Actual*    1999 YTD      Actual*    1999 YTD    Actual*    1999 YTD   Actual*    1999 YTD
     27.6      13.0**         41.0      39.4         11.8      17.2        19.6      30.4**
  ------------------        --------------------   -------------------   ----------------------
     Cost of Sales                 SI&A                    R&D             Income Before Taxes
                                                                                and Other
                                                                            Deductions - Net

*  Continuing Operations
** Excluding Trovan Inventory Charge

--------------------------------------------------------------------------------
[Pfizer LOGO]          Leveraging Past Investments
                       YTD 1999 SI&A Expenses


(% of Revenues)

15.2    21.2     27.0    29.8     34.5    36.9    37.1      37.1    37.4      38.0     39.4      46.4
MRK     ABT      LLY     AZ       BMY     SBH     AHP       JNJ     SGP       PNU      PFE       WLA

--------------------------------------------------------------------------------
[Pfizer LOGO]                     1999 Full-Year Prospects


-  Excellent Performance From Industry's Broadest Product Portfolio

-  Continued Profit Margin Expansion

-  Industry-Leading R&D Investment of About $2.8 Billion

-  Highest Revenue and Diluted EPS Growth of the Top 10 Pharmaceutical Companies

--------------------------------------------------------------------------------
[Pfizer LOGO]             1999 Full-Year Prospects

- Comfortable with High End of Current Range of Majority of Analysts' Diluted EPS Estimates of $0.83 to $0.85, Excluding Trovan Inventory Charge and Potential Y2K Impact
--------------------------------------------------------------------------------
[Pfizer LOGO]      2000 Prospects


- Substantial Double-Digit Revenue Growth

- Additional Profit Margin Expansion

- Targeting 20% Earnings Growth
--------------------------------------------------------------------------------
[PFIZER LOGO]      Long-Term Prospects for Strong Performance
                       1999-2002 Forecast -- Pfizer Inc.

($ Billion, Except per Share Data)



                    1999    2000    2001    2002    CAGR
                                                    '99-'02
Total Revenues      16.2    18.8    21.8    25.2    16%

Net Income           3.3     4.0     4.8     5.7    20%

Diluted EPS        $0.85   $1.02   $1.22   $1.47    20%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PFIZER LOGO]                        Agenda



-  Welcome

   -  William C. Steere, Jr., Chairman and CEO

-  Financial Performance

   -  David L. Shedlarz, Executive VP and CFO

-  Pharmaceutical Operations

   -  Karen L. Katen, Senior VP and President - US Pharmaceuticals

-  Research and Development

   -  John F. Niblack, Vice Chairman

   -  George M. Milne, Jr., Senior VP and President - Central Research

-  Strategic Goals and Positioning

   -  Henry A. McKinnell, Ph.D., President and COO

   -  William C. Steere, Jr., Chairman and CEO
------------------------------------------------------------------------------

                                 [Pfizer LOGO]

                              1999 Analyst Meeting

                                  Karen Katen
                               November 16, 1999

------------------------------------------------------------------------------

[Pfizer LOGO]              Decade of Unprecendented Growth


(PPG Reserves, $ Billions)


1990-1999E

-  4+ Fold Increase

-  17% CAGR

-  $11 Billion Growth

[BAR CHART]



$3.3    $3.8    $4.6   $5.1   $5.8   $7.1   $8.6   $9.7   $11.7    $14+
1990    1991    1992   1993   1994   1995   1996   1997   1998     1999E

-------------------------------------------------------------------------------
[Pfizer LOGO]       Worldwide Sales vs. Market Growth Index*
                    Rx-only Plus Co-Promote Share

(MAT 2Q99)
                         Top 10 Pharmaceutical Companies
                              (100=Market Growth)

[BAR CHART]

                                  TOP FIVE                           BOTTOM FIVE
100=MARKET GROWTH

     121           117     106     106     106
Warner-Lambert   Pfizer   Astra    J&J    Schering         A&P   Sanofi  Glaxo   Bayer  Novartis
                          Zeneca           Plough           97     97     96       96      96

Source: IMS International
* Includes Top 20 Companies Ranked by Rx-only Plus Co-Promote share of sales Includes Alliance Sales Proportionate to Promotional

Effort Excludes OTCs (When Possible) and Nutritionals
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]     Rising to Top of Worldwide Rankings
                  Rx-Only: Excludes Co-Promote Share

            1990                                     1H 1999

1.  Merck                                      1.  AstraZeneca
2.  BMS                                        2.  Merck
3.  Glaxo Wellcome                             3.  Glaxo Wellcome
4.  SKB                                        4.  PFIZER
5.  Ciba-Geigy                                 5.  Aventis*
6.  AMERICAN HOME PRODUCTS                     6.  Novartis
7.  Hoechst                                    7.  BMS
8.  J&J                                        8.  J&J
9.  Lilly                                      9.  Lilly
10. Bayer                                      10. Roche
11. Roche                                      11. SmithKline Beecham
12. Sandoz                                     12. AMERICAN HOME PRODUCTS
13. Rhone-Poulenc                              13. Abbott
14. PFIZER                                     14. WARNER-LAMBERT

                                               * Pro Forma

Source: IMS International
Excludes OTCs (When Possible) and Nutritionals
Excludes Alliance Sales Proportionate to Promotional Effort

--------------------------------------------------------------------------------

[Pfizer LOGO]      Rising to Top of Worldwide Rankings
                   Rx-Only Plus Co-Promote Share

                   1990                                  1H 1999
1.  Merck                                    1.  PFIZER
2.  BMS                                      2.  Merck
3.  Glaxo Wellcome                           3.  Glaxo Wellcome
4.  SKB                                      4.  AstraZeneca
5.  Ciba-Geigy                               5.  Aventis*
6.  AMERICAN HOME PRODUCTS                   6.  Novartis
7.  Hoechst                                  7.  BMS
8.  J&J                                      8.  J&J
9.  Lilly                                    9.  Lilly
10. Bayer                                    10. Roche
11. Roche                                    11. SmithKline Beecham
12. Sandoz                                   12. AMERCIAN HOME PRODUCTS
13. Rhone-Poulenc                            13. Abbott
14. PFIZER                                   14. WARNER-LAMBERT

                                             * Pro Forma

Source: IMS International
Excludes OTCs (When Possible) and Nutritionals
Includes Alliance Sales Proportionate

--------------------------------------------------------------------------------

[Pfizer LOGO]           Pfizer Sales Rankings by Region
                         Rx-Only Plus Co-Promote Share

                              1997           1998           1H 1999
                              ----           ----           -------
GLOBAL                           4              2                1
U.S.                             3              2                1
Europe                          11             11                7
Japan/Asia/AfME                 10              8                5
LA/Canada                       10             10                4

Source:  IMS International
Includes Alliance Sales Proportionate to Promotional Effort
Excludes OTCs (When Possible) and Nutritionals

--------------------------------------------------------------------------------


[Pfizer LOGO] Leveraging Strengths Worldwide

[Illustration of Globe With Pfizer Logos in Asia, Australia, North America, South America, Europe and Africa Connected by Arrows]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Pfizer LOGO]               Exchanging Best Practices
                       Field Force Management Techniques

[PICTURE OF UNITED STATES AND TURKEY WITH ARROW POINTING FROM UNITED STATES TO TURKEY]

    Areas of Focus

    - Customer Data
    - Promotional Effort
    - Performance Measurement
    - Training

                            Unasyn Sales Performance

            Projected                                 Actual
            (% Growth)                              (% Growth)
-2%   -4%   -5%   -6%   -8%   -10%      -2%   -4%    5%    6%    7%    8%
'95   '96   '97   '98   '99   '00       '95   '96   '97   '98   '99   '00

--------------------------------------------------------------------------------
[Pfizer LOGO]              Exchanging Best Practices
                       Sharing Product Launch Experiences

[GRAPHIC OF FRANCE AND JAPAN WITH AN ARROW POINTING FROM FRANCE TO JAPAN WITH THE WORDS "ARICEPT LAUNCH STRATEGY"]

     -  Meeting with French Managers to Co-develop Launch Strategy

     -  Advocacy Development

     -  Specialist Support
--------------------------------------------------------------------------------
[Pfizer LOGO]          Strong Momentum for Future Success


(PPG Revenues, $ Billions)

[LINE CHART ILLUSTRATING PPG REVENUES RISING FROM $3.3 BILLION IN 1990 TO $14+ BILLION IN 1999E AND CONTINUING TO RISE IN THE FUTURE]

                    -  Growing Market Share

                    -  Expanding Markets

                    -  New Indications, Dosage Forms, and Delivery Systems

                    -  Ongoing Patent Protection

--------------------------------------------------------------------------------
[Pfizer LOGO]          Strong Momentum for Future Success


(PPG Revenues, $ Billions)

[LINE CHART ILLUSTRATING PPG REVENUES RISING FROM $3.3 BILLION IN 1990 TO $14+ BILLION IN 1999E AND CONTINUING TO RISE IN THE FUTURE]

                    -  Growing Market Share

                    -  Expanding Markets

                    -  New Indications, Dosage Forms, and Delivery Systems

                    -  Ongoing Patent Protection

--------------------------------------------------------------------------------
[Pfizer LOGO]   1999E PPG Performance

(Revenues, $Billions)

[BAR CHART]

1998      $11.7 Billion     22% Growth
1999E     $14+ Billion

                            -  Growth of In-Line Portfolio

                               -  Share Growth in Established Markets

                               -  Market Expansion

                            -  New Product Launches


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]  Three Most Successful Launches
               in Pharmaceutical Industry History


         1997                                 Most Successful
    [Lipitor LOGO]                           Products Launched
                                            Each Year Since 1997
[LINE CHART ILLUSTRATING
SALES GROWTH FROM $0 TO
      $600MM]
                                      1998
                                 [Viagra LOGO]

                            [LINE CHART MOVING FROM
                               $0 TO OVER $600MM]


                                                    1999
                                               Celebrex LOGO

                                          [LINE CHART ILLUSTRATING
                                           SALES GROWTH FROM $0 TO
                                                  $900MM]

Celebrex is a Trademark of GD Searle and Company

--------------------------------------------------------------------------------

[Pfizer LOGO]   PPG In-Line Product Growth

                                                              Combined
                         Launch Date                        Sales Growth
                         -----------                        -------------
Difulcan                 1989
Cardura                  1990
Zoloft                   1991           Sustaining
Zithromax                1992           Growth of           1998      17%
Norvasc                  1992           In-Line
Glucotrol XL             1995           Products            1999E     17%
Zyrtec                   1996

Source: Pfizer

--------------------------------------------------------------------------------

[Pfizer LOGO]     U.S. NRx Growth 1997
                  Rx-Only Plus Co-Promote Share

1H 1999 Ranking*                          U.S. NRx Growth YTD 1999

                                          [HORIZONTAL BAR CHART ILLUSTRATING
                                           NRx GROWTH IN 1999]
1.  PFIZER                                    +26%
2.  Merck                                     +5%
3.  Glaxo Wellcome                            -9%
4.  AstraZeneca                               +20%
5.  Aventis                                   -18%
6.  Novartis                                  -10%
7.  BMS                                       +7%
8.  J&J                                       +1%
9.  Lilly                                     -1%
10. Roche                                     -28%
12. AHP                                       -1%
14. WARNER-LAMBERT                            +35%


Source: IMS International
Excludes OTCs (When Possible) and Nutritionals
Includes Alliance Sales Proportionate to Promotional Effort

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]
                              U.S. NRx Growth 1998
                    Ranked on Rx-Only Plus Co-Promote Share


1H 1999 Ranking                                   U.S. NRx Growth 1998 vs. 1997
---------------                                   -----------------------------
 1.  PFIZER                                              +30%

 2.  Merck                                               - 1%

 3.  Glaxo Wellcome                                      - 5%

 4.  AstraZeneca                                         +33%

 5.  Aventis                                             - 2%

 6.  Novartis                                            - 5%

 7.  BMS                                                 -11%

 8.  J&J                                                 + 2%

 9.  Lilly                                               - 1%

10.  Roche                                               -25%

12.  AMERICAN HOME PRODUCTS                              -11%

14.  WARNER-LAMBERT                                      +18%


Source: IMS International
Excludes OTCs (When Possible) and Nutritionals
Includes Alliance Sales Proportionate to Promotions Effort

--------------------------------------------------------------------------------

[Pfizer LOGO]
                            U.S. NRx Growth 1999 YTD
                         Rx-Only Plus Co-Promote Share

1H 1999 Ranking                                        U.S. NRx Growth YTD 1999
---------------                                        ------------------------
 1.  PFIZER                                                 +27%

 2.  Merck                                                  +3%

 3   Glaxo Wellcome                                         +2%

 4.  AstraZeneca                                           +27%

 5.  Aventis                                                +1%

 6.  Novartis                                                0%

 7.  BMS                                                    -5%

 8.  J & J                                                  +5%

 9.  Lilly                                                  -5%

10.  Roche                                                  -9%

12.  AMER. HOME PRODUCTS                                    -6%

14.  WARNER-LAMBERT                                         +12%

Source:   IMS International

Excludes OTCs (When Possible) and Nutritionals
Includes Alliance Sales Proportionate to Promotional Effort
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Pfizer LOGO]
                         U.S. NRx Growth 1996-1999 YTD
                         Rx-Only Plus Co-Promote Share

1H 1999 Ranking                                   U.S. NRx Growth 1996-1999 YTD
---------------                                   -----------------------------
 1.  PFIZER                                                 +84%

 2.  Merck                                                  +14%

 3.  Glaxo Wellcome                                         -12%

 4.  AstraZeneca                                            +63%

 5.  Aventis                                                -21%

 6.  Novartis                                               -14%

 7.  BMS                                                     -2%

 8.  J & J                                                   +7%

 9.  Lilly                                                   -6%

10.  Roche                                                  -62%

12.  AMERICAN HOME PRODUCTS                                 -14%

14.  WARNER-LAMBERT                                         +63%

Source    IMS International
Excludes OTCs (When Possible) and Nutritionals
Includes Alliance Sales Proportionate to Promotional Effort
-------------------------------------------------------------------------------
[Pfizer LOGO]          1999E PPG Billion-Dollar Products

[Graphic Depicting Seven Listed $1+ Billion Products]

[Lipitor LOGO]
                     [Diflucan LOGO]
[Norvasc LOGO]                               7 $1+
                     [Celebrex LOGO]        Billion
[Zoloft LOGO]                               Products
                     [Viagra LOGO]
[Zithromax LOGO]

Source:  IMS International, Pfizer Analysis
--------------------------------------------------------------------------------

[Pfizer LOGO]             Product Sales Ranking Within
                          Therapeutic Categories



                               GLOBAL                     U.S.
        PRODUCT               YTD 2Q99                  YTD 3Q99
Norvasc                         #1                        #1
Aricept                         #1                        #1
Diflucan/VC                     #1                        #1
Viagra                          #1                        #1
Celebrex                        #1                        #1
Lipitor                         #3                        #1
Zithromax                       #2                        #1
Cardura BPH                     #5                        #2
Zoloft                          #3                        #2
Glucotrol XL                    #5                        #2
Zyrtec                          NA                        #2


Source:  IMS International
--------------------------------------------------------------------------------

[Pfizer LOGO]          1999E PPG Billion-Dollar Products

[Graphic Depicting Seven Listed $1+ Billion Products]

[Lipitor LOGO]
                     [Diflucan LOGO]
[Norvasc LOGO]                               7 $1+
                     [Celebrex LOGO]        Billion
[Zoloft LOGO]                               Products
                     [Viagra LOGO]
[Zithromax LOGO]

Source:  IMS International, Pfizer Analysis
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]       Capabilities


         8-PIECE JIGSAW PUZZLE WITH INTERLOCKING
         PIECES TITLED AS FOLLOWS:

                  Best-in-Class Products
                  Organizational Leverage
                  Strategic and Analytic Excellence
                  Customer Focus
                  Execution
                  High Impact Sales and Marketing
                  Innovative Clinical Programs
                  Consumer-driven Marketing

--------------------------------------------------------------------------------

[Pfizer LOGO]       Industry-Leading Global Sales Force



             U.S.                          SPAIN                AUSTRALIA                EGYPT
       [FLAG OF COUNTRY]             [FLAG OF COUNTRY]      [FLAG OF COUNTRY]      [FLAG OF COUNTRY]
* #1 in Quality                      * 80% GP Approval      * Best Service         * Best Image for
* #1 in Productivity                   Rating                                        Pharmaceutical
* #1 With HMO Medical Directors                                                      Company



            KOREA                          TAIWAN                 ITALY                 MEXICO
      [FLAG OF COUNTRY]              [FLAG OF COUNTRY]      [FLAG OF COUNTRY]      [FLAG OF COUNTRY]
* #1 in Medical Information          * Above Average in     * 88% GP Approval      * #1 in Physician
* #1 Ethical Business Conduct          Representative         Rating                 Image
                                       Professionalism

--------------------------------------------------------------------------------

[Pfizer LOGO]       Best-in-Class U.S. Sales Organization

#1 in Productivity

                      CALLS/REP  DETAILS/REP
                      ---------  -----------
1.  PFIZER               686       1,032
2.  Glaxo Wellcome       505       848
3.  J&J                  538       730
4.  SKB                  458       659
5.  AHP                  441       617
6.  BMS                  418       614
7.  WARNER-LAMBERT       418       607
8.  Eli Lilly            399       571
9.  Aventis              379       528
10. AstraZeneca          192       254

Source:  Scott-Levin, YTD August
-------------------------------------------------------------------------------

[Pfizer LOGO]        Best-in-Class U.S. Sales Organization
                            Top 15 Detailed Products



1.    Celebrex
2.    ZITHROMAX
3.    Claritin
4.    Lipitor
5.    Allegra                   5 OUT OF TOP 15
6.    Prozac
7.    ZYRTEC
8.    Biaxin
9.    VIAGRA
10.   ZOLOFT
11.   Vioxx
12.   Celexa
13.   Cipro
14.   NORVASC
15.   Prevacid


Source: Scott-Levin, YTD August
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]
                     Best-in-Class U.S. Sales Organization
                            Top 15 Detailed Products


1.   CELEBREX
2.   ZITHROMAX
3.   Claratin
4.   LIPITOR
5.   Allegra
6.   Prozac              7 OF TOP 15
7.   ZYRTEC
8.   Biaxin
9.   VIAGRA
10.  ZOLOFT
11.  Vioxx
12.  Celexa
13.  Cipro
14.  NORVASC
15.  Prevacid

Source:  Scott-Levin, YTD August
--------------------------------------------------------------------------------

[Pfizer LOGO]   Rapidly Growing Image
                in U.S. Managed Care


[Chart comparing the ranking of over fifty U.S. Pharmaceutical companies' image in U.S. Managed Care with Pfizer ranked 49th in Spring 1997 and improving to 7th in Spring 1999]


Reasons for Improved Ranking:
- Attitude Towards Managed Care
- Meeting Customer Needs
- Knowledgable Representatives


Source: Scott-Levin, June 1999
-------------------------------------------------------------------------------

[Pfizer LOGO]     Sustaining Customer Focus While Rapidly
                  Growing and Evolving


               U.S. FIELD
Year           FORCE SIZE                  EVOLVING STRUCTURE
----           ----------
1995            2,423                    * Co-Promotes
1996            3,456                    * Internal
1997            4,302                    * External
1998            5,341                    * New Specialty Field
1999            5,562                      Forces                       Customer
                                         * Local Market Focus             Focus
                                         * Mirroring
                                         * Field Force
                                           Clustering
                                         * Flex Field Force

Includes Managers and
Representatives
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]     Building on Strengths


[Graphic illustrating the integration of the "Best-in-Class Field Force" with the "Best-in-Class Medical Marketing" and reflecting the resulting "Share Growth in Existing Markets" and "Expansion of New or Underdeveloped Markets"]

--------------------------------------------------------------------------------

[Pfizer LOGO]
                              Growing Market Share
                              in Existing Markets

U.S. NRx Share 2Q 1999 vs. 2Q 1998

                            Anti-Infective Category

                        2Q98           2Q99
                        ----           ----
ZITHROMAX               8.5%           11.7%          +38%
AUGMENTIN               6.3%            7.1%          +13%
CIPRO                   5.1%            5.3%          + 4%
BIAXIN                  5.1%            4.8%          (6%)

--------------------------------------------------------------------------------

[Pfizer LOGO]     Growing Market Share
                  in Existing Markets

(U.S. NRx Share  2Q99 vs. 2Q98)

[Bar graph depicting the market share in the lipid-lowering category]

                            Lipid-lowering Category

   -----------    -----------    -----------    ----------
       +11%          (10%)          (15%)         (44%)
   -----------    -----------    -----------    ----------
   37.6%  40.7%   24.3%  21.9%   16.8%  14.3%   6.1%  3.4%
   2Q98   2Q99    2Q98   2Q99    2Q98   2Q99    2Q98  2Q99
      Lipitor       Zocar         Provachol      Mevacor


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]   Market Expansion


               Worldwide Alzheimer's
                  Disease Category

         Aricept comprises 90% of the Market

                  Market Growth of
                       1,733%

     [Pie Chart indicating 90% market share for Aricept and 10% for Other]

$30 Million Market               $550 Million Market
       1994                             1999E



-------------------------------------------------------------------


                 Worldwide Erectile
                Dysfunction Category

           Viagra Comprising 85% of the market

                  Market Growth of
                       1,020%

    [Pie chart illustrating 85% market share for Viagra and 10% for Others]

$116 Million Market              $1.3 Billion Market
       1994                             1999E

--------------------------------------------------------------------------------

[Pfizer LOGO] 1999E Worldwide Performance

($ Billions)                       % Growth
------------
FY1999 Estimate
Norvasc    $3.0                       18%
Zoloft     $2.0                       11%
Zithromax  $1.3                       28%
Viagra     $1.1                       35%
Diflucan   $1.0                        8%
Zyrtec     $0.6                       39%

YTD3Q 1999 Total Product Sales
-------------------------------
Lipitor    $2.5                       77%
Celebrex   $1.0                       **
Aricept    $0.4                       63%

--------------------------------------------------------------------------------

[Pfizer LOGO]  [NORVASC LOGO]

     - FY 1999E $3.0 Billion
     - 18% Growth
     - #1 Cardiovascular Medicine in the World
     - Growing at Twice the Market Rate
     - Chosen for Premier Clinical Trials

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]

    Expanding the Market

                                                                  [Norvasc LOGO]
    PREVENT -> Coronary Artery Disease

Hospitalization for Unstable Angina

[Graph depicting 33% difference in hospitalization for unstable angina after 36 months comparing the use of a placebo versus NORVASC]


Major Vascular Procedures

[Graph depicting a 42% difference in major vascular procedures after 36 months comparing the use of a placebo versus NORVASC]

--------------------------------------------------------------------------------

[Pfizer LOGO]         [Lipitor LOGO]

     - YTD 3Q 1999 Total Product Sales:
     - 77% Growth
     - #1 Statin in the U.S.
     - #3 Statin in the World MAT 2Q 1999
     - #2 Statin in the World YTD 2Q 1999

--------------------------------------------------------------------------------

[Pfizer LOGO]   [Lipitor LOGO]

Worldwide Statin Market Sales Share

[Pie Chart]

Demonstrating Potential Lipitor Market Share Worldwide as increasing from 24% due to the following growth:

39% in the U.S.
30% in Canada, Australia, Italy and Belgium
24% in the U.K., Netherlands and Sweden

--------------------------------------------------------------------------------

[Pfizer LOGO]          [Zoloft LOGO]

     *  Fy 1999E $2.0 Billion

     *  11% Growth

     *  Launched 4-10 Years after Prozac

     *  #1 Antidepressant in Australia, Turkey,
        Venezuela, and 5 Other Markets

     *  #2 Antidepressant in the U.S.

        *  #1 in Long-term Care

        *  #1 with Neurologists, Ob/Gyns, and
           Pediatricians

        *  #1 in 25 of 65 Sales Districts

--------------------------------------------------------------------------------

[Pfizer LOGO]            Growth Opportunity:
                         Post-traumatic Stress Disorder

                                                             [Zoloft LOGO]

[GRAPHIC DEPICTING A MIDDLE CIRCLE ENTITLED
"Depression" WITH OUTLYING CIRCLES ENTITLED                  Post-traumatic
"Panic Disorder," "OCD" and "PTSD"]                         Stress Disorder

                                                      - Lifetime Prevalence = 8%
                                                      - 50% Comorbidity with
                                                        Depression
                                                      - 18-Month Lead on Other
                                                        SSRIs

--------------------------------------------------------------------------------

[Pfizer Logo] [Aricept Logo]

-    YTD 3Q 1999 Total Product Sales
     $0.4 Billion
-    63% Growth
-    Standard of Care in Cognitive Therapy
-    Over One Million Alzheimer's Patients
     Treated Worldwide

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]       Proving Therapeutic Value
                    Landmark 1-Year Studies
                                                                  [Aricept LOGO]

[Line chart illustrating clinical decline substantially less than nontreatment resulting in maintenance of patient function and delay of institutionalization when using Aricept]

Maintenance of Patient Function
Delay Institutionalization (Nursing Home)

--------------------------------------------------------------------------------

[Pfizer LOGO]  [Zithromax LOGO]

-    FY 1999E $1.3 Billion
-    28% Growth
-    #1 Branded Antibiotic in the U.S.
-    #2 Branded Antibiotic in the World

--------------------------------------------------------------------------------

[Pfizer LOGO]                   European Refocus Program

                                                                [Zithromax LOGO]

Zithromax Sales Trend
---------------------

[Bar graph depicting a 12% decline in Sales Trend before the program and a 21% increase in Sales Trend after the program]

     and

Zithromax Rank
--------------

[Chart depicting an increase in Zithromax's ranking from 5, prior to the program, to 3 after the program]

--------------------------------------------------------------------------------

[Pfizer LOGO]       [Diflucan LOGO]


-  FY 1999E $1.0 Billion

-  8% Growth

-  #1 Antifungal Agent

-  A Revolution in Medicine

-  Prophylaxis in BMT

-  Empiric Therapy in ICU

--------------------------------------------------------------------------------

[Pfizer LOGO]  [VIAGRA LOGO]

     - FY 1999E $1.1 Billion
     - 35% growth
     - 6 Million Patients Treated
     - U.S. Prescriptions at Record Level
     - Around the World, 3 Tablets Used Every Second

--------------------------------------------------------------------------------

[Pfizer LOGO]       Growing the Market
                                                                   [Viagra LOGO]

                   Viagra Has Increased Patient Presentation

% Increase in Diagnosed ED Patients

+279      +260      +250      +171      +91       +90       +55
Mexico    Italy     US        Brazil    France    Spain     Germany

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]     Growth Opportunity
                  Brand Evolution
                                                                   [Viagra LOGO]

* Making the Experience Truly Inclusive
  * Organic and Psychogenic
  * Old and Young
  * Frequent and Occasional Dysfunction
  * All Men and Their Partners

--------------------------------------------------------------------------------

[Pfizer LOGO]     [Celebrex LOGO]

-  Celebrex:

   -  YTD 3Q 1999 Total Product Sales:
      $1.0 Billion

   -  Record-Setting Launch

   -  #1 NSAID Brand in US, Canada, and Switzerland

   -  More Days of Therapy Dispensed in US Than ANY Other NSAID


Celebrex is a Trademark of GD Searle and Company

--------------------------------------------------------------------------------

[Pfizer LOGO]           Powerful Relief Safely Delivered


                                                                 [Celebrex LOGO]

-  Maximum Relief of Arthritis Pain and Inflammation

-  24-Hour Relief

-  Significantly Improves Patient Functioning

-  Superb Safety and Tolerability

   -  Fewer Ulcers

   -  Neutral Effect Across Doses on GI, Edema, Hypertension

--------------------------------------------------------------------------------

[Pfizer LOGO]                  Growth Opportunity

                                                                 [Celebrex LOGO]

Cox-2 Inhibitors in Cancer


-  Elevated COX-2 Levels in Diseased Tissue

-  COX-2 Inhibitors Slow Tumor Growth in Animals

                          [Celebrex LOGO] sNDA for FAP
                        (Familial Adenomatous Polyposis)

                               Filed: June, 1999

                        Granted Expedited Review by FDA

                Celebrex is a Trademark of GD Searle and Company

--------------------------------------------------------------------------------

[Pfizer LOGO] [ZYRTEC LOGO]

- FY 1999E $0.6 Billion
- 39% Growth
- Only Brand Approved for Year-round, Indoor and Outdoor Allergies
- #1 Pediatric Antihistamine in the U.S.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]   Turning Product Science Into Patient Benefit

                                                                   [Zyrtec LOGO]

Two Controlled Trials Prove...          Patient Satisfaction
[Line chart illustrating superior       [Graphic illustration showing 10-point
performance of Zyrtec versus            scale (10 being highest) in satisfaction
Claritin and Allegra in symptom         among Zyrtec, Claritin & Allegra
relief] Zyrtec works faster

                                        [Bar chart illustrating patient
                                         satisfaction of Zyrtec versus Claritin
                                         and Allegra.71% extremely or very
                                         satisfied with Zyrtec, 62% extremely
                                         or very satisfied with Claritin and
                                         57% extremely or very satisfied with
                                         Allegra]

--------------------------------------------------------------------------------

[Pfizer LOGO]       Turning Patient Benefit Into Economic Value
                                                                   [Zyrtec LOGO]

                   Allergy Suffers: Work/School Productivity


  741 Workers                     220 students                Zyrtec
    - 8%                             - 17%                 Reduced Hours
 Work Impairment               Classroom Impairment      of Class Missed
Due to Allergies                 Due to Allergies           by 6 Hours

--------------------------------------------------------------------------------

[Pfizer LOGO]

     Global In-Line Products
     Growth Opportunity
     20% expected growth in 2000 in Nine Major Brands
          - $11 Billion in 1999E Revenues
          - Patented to 2005+
          - Major Line Extensions

--------------------------------------------------------------------------------

[Pfizer LOGO]

Near Term Opportunities

  * Relpax
  * Zeldox
  * Tikosyn
  * Darifenacin

  * Valdecoxib
  * Vferd
  * Inhaled Insulin

--------------------------------------------------------------------------------

[Pfizer LOGO]                  The Proven Expertise



         [Graphic showing Pfizer's Expertise in Capturing Market Share and Expanding Markets]

--------------------------------------------------------------------------------

\
--------------------------------------------------------------------------------

[Pfizer LOGO]  The Future

[Graph showing Pfizer's growth from 1990 to 1999 and beyond as a result of Sustained Growth and Market Leadership]

--------------------------------------------------------------------------------

[Pfizer LOGO]  The Platform

     Growing, Patent-protected Portfolio of Billion Dollar Products, Plus New Products, Indications and Dosage Forms Supported by #1 Field Force, Best-in-Class Medical Marketing, and a Leveraged Global Organization

--------------------------------------------------------------------------------

[Pfizer 150 LOGO]

R&D Pipeline
Dr. John Niblack
November 1999

--------------------------------------------------------------------------------

[Pfizer LOGO]

Patent Protection for Major Products and the Next Wave

Chart showing duration of U.S. Patent Protection for Certain Major Products

Vferd, Inhaled Insulin, Darifanacin, Valdecoxib, Zeldox, Relpax, Tikosyn, Celebrex, Animal Health Products, Viagra, Trovan: beyond 2009

Lipitor, Aricept, Zyrtec, Norvasc, Zithromax: beyond 2007

Zoloft: Until 2006

Diflucon: Until 2004

Procardia XL: Until 2003

Cardura: Until 2000

--------------------------------------------------------------------------------

[Pfizer LOGO]  Pipeline

Early Development             Full Development
64 drug candidates            27 drug candidates

91 Development Programs

Psychotherapeutics
Tissue Repair
Immunology
Infections
Allergy/Respiratory
Inflammation
Diabetes
Neurodegeneration
Urogenital
Cardiovascular
Cancer
Obesity
Pain
Atherosclerosis
Osteoporosis

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]       The Pfizer Pipeline

Near Term                     NDA                      Estimated Peak
NCE Launches                  Dates                    Year Sales ($ Millions)
-------------                 ------                   ------------------------
Tikosyn....................   Approved                        $  100+
Relpax.....................   Approvable                      $1,000+
Zeldox.....................     2000                          $1,000+
Vfund......................     2000                          $  750+
Valdecoxib.................   End 2000                        $1,000+
Inhaled Insulin............     2001                          $2,000+
Darifenacen................     2002                          $  750+

20 Additional Supplemental Indications or
Presentations before 2003

G4 Early Development Programs

--------------------------------------------------------------------------------

[Pfizer LOGO]

  Pharmaceutical R&D

  Output, 1990-1998

  New Chemical Entities Advance to Development

[Chart]

1990:  7

1991: 12

1992: 11

1993: 16

1994: 13

1995: 16

1996: 19

1997: 19

1998: 21

--------------------------------------------------------------------------------

[Pfizer LOGO]                 Animal Health Development Portfolio


[Graphic of a Globe]


(Graphic indicating the breadth of Veterinarian products being developed by Pfizer for companion animals and livestock.

--------------------------------------------------------------------------------

[Pfizer LOGO]  Animal Health Development Portfolio

                              Number of Candidates

                              Companion Animal              Livestock
1997                           8                             3
1998                          13                            10
1999                          14                            14

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]               Pfizer / Warner-Lambert
                           Research Complementarities

-  Cancer

-  Women's Health

-  Mental Illness

-  Diabetes

--------------------------------------------------------------------------------

[Pfizer LOGO]    An Integrated Suite of Highly
                 Leveraged Investments

[Neurogen AIDD LOGO]               - Leadership

[ARQULE LOGO]                      - Synergy

[EVOTEC LOGO]                      - Competitive Advantage

[AURORA LOGO                       - Integration
Biosciences Corporation]


                      Chemo-Infermatics: Library Synthesis
                            --                 --
                       HTS           --      Sample Bank

--------------------------------------------------------------------------------

[Pfizer LOGO]                      Tikosyn
                            Atrial Fibrilation (AF)


Approved October 1999

* Cardioverts AF Patients and Maintains Normal Heat Rythm

* Available in Early 2000

--------------------------------------------------------------------------------

[Pfizer LOGO]                      Tikosyn
                            Atrial Fibrillation (AF)

Capture Share
     - First New AF Product in 10 Years

Develop Market
     - Unmet Clinical Need, "The Next Frontier"
     - Leverage To/From CV Product Line

--------------------------------------------------------------------------------

[Pfizer LOGO]                        Relpax
                               Migraine Headache


Approvable October 1999

-  Rapid Onset of Action

-  Superior Efficacy

-  Low Headache Recurrance Rate

-  Effective in Menstrually Associated Migraine

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]       Relpax
                    Migraine

[Pie chart showing 13% of treated Migraine sufferers and 85% untreated Migraine sufferers]

Capture Share

     - Superior Pain Relief
     - Return to Function

Develop Market

     - As Many Migraineurs
     - Antimigraines one-fifth of Antidepressant Sales

--------------------------------------------------------------------------------

[Pfizer LOGO]    Inhaled Insulin Diabetes

                                                       Hoechst Marion Roussel


New Therapy in Diabetes

- Type 1 and Type 2 Diabetes

- Patient-friendly Insulin Delivery System

--------------------------------------------------------------------------------

[Pfizer LOGO]           Uncontrolled Diabetes



[Pie Chart depicting over 142 million patients with Diabetes, and 42-57 million patients having uncontrolled Diabetes]



- Uncontrolled Diabetes Results in Diabetes Related Complications.

--------------------------------------------------------------------------------

[Pfizer LOGO]                   Inhaled Insulin          Hoechst Marion Roussel
                                Superior Control


[Line Chart illustrating superior performance of inhaled insulin plus oral agents versus oral agents alone in lowering HbA1c levels over a period of 12 weeks]

--------------------------------------------------------------------------------

[Pfizer LOGO]  Inhaled Insulin Diabetes                   Hoechst Marion Roussel


                     Insulin Plant Groundbreaking June 1999
              Full-scale Global Development Underway at 120 Sites

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]                   Global Diabetes
                              Incidence Is Growing

[Bar chart illustrating rise of Type 1 and Type 2 diabetes]

Year                  MM People
----                  ---------
1994                     110
2000                     175
2010                     238

Source: WHO

--------------------------------------------------------------------------------

[Pfizer LOGO]                        Zeldox
                              Psychotic Disorders


Current Status

-  Completed Additional ECG Study

-  Analysis Ongoing

-  Submission Expected 1Q00

--------------------------------------------------------------------------------

[Pfizer LOGO] Zeldox
                              Psychotic Disorders

   Advantages

-  Treats Positive, Negative, and Depression Symptoms
-  Long-term Efficacy
-  Little Weight Gain
-  Favorable Lipid Effects

--------------------------------------------------------------------------------

[Pfizer LOGO] Antipsychotics

[Bar chart illustrating growth of total market from $3 billion in 1997 to approximately $9 billion in 2010]

     Capture Share

     - Unique Benefits
       - Efficacy
       - Safety

     Develop Market

     - IM Formulation
     - Other Disorders


Source: IMS, Genesis Group, Pfizer Data

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]          [Vfend LOGO]
                      Targeting Serious Fungal Infections

- High Unmet Medical Need
   - Cerebral Fungal Infections
   - Eye Infections
   - Resistant Candidia
- Acute Invasive Aspergillosis
- Empirical Therapy in High Risk Patients
   - Leukemia
   - Bone Marrow Transplants
- Childhood Infections

-------------------------------------------------------------------------------

[Pfizer LOGO]     Darifenacin-Overactive Bladder (OAB)

* Pharmacology
* Potent M(3) Receptor Antagonist
* Inhibits Bladder Contractility
* Intrinsically More Selective for Bladder than Detrol(R) and Ditropan(R)
* PHASE III BEGUN
* NDA TARGET 2002

-------------------------------------------------------------------------------

[Pfizer LOGO]     Darifenacin
                  Comparative Dynamics

[Graph illustrating the superior effect of Darifenacin 30mg od on salivary flow and bladder contractility versus Ditropan(R) 5mg tid]

--------------------------------------------------------------------------------

[Pfizer LOGO]     Darifenacin
                  Selectivity


[Graph illustrating Darifenacin's lower incidence of blurred vision for 7.5mg, 15mg and 30mg dosages of Darifenacin compared to 15mg Dirtorpan(R)]

----------------------------------------------------------------------------

[Pfizer LOGO]     Valdecoxib                                  [Searle LOGO]
                  Second Generation Arthritis Treatment


-  Co-developing with Searle-Monsanto

-  Broad Array of Indications

   -  RA

   -  OA

   -  Pain

-  In Phase III

-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]   New Indications
                Adding Value to Marketed Products


Zithromax                     Zoloft                        Norvasc
- Atherosclerosis             + PTSD                        - Congestive Heart
- MAC Treatment               + Oral Liquid Form              Failure
- 3-day Treatment             - Pediatric Depression        - Norvasc-Lipitor
                              - Social Phobia                 Combo
                              - Dysthymia                   - Pediatric
                              - PMDD                          Indications

Aricept                       Celebrex                      Zyrtec
- Oral Liquid Form            + Familial Colon Polyps       - Pseudoephedrine
                              - Sporadic Colon Polyps         Combo
                              - Pain                        - Pediatric
                                                              Indications

Lipitor                       Status                        Viagra
- Benefits of Even            + Filed                       - Female Sexual
  Lower Lipid Levels          - Underway                      Dysfunction

--------------------------------------------------------------------------------
[Pfizer LOGO]                    Adding Value
                                   Zithromax


[Graphical representation of expansion of drug uses for a new indications after its initial launch]

                                                  Year of
Indications                                       Approval
-----------                                       --------
3-day Dosing, MAC Treatment and
  Atherosclerosis                                 2000-01E
IV Pneumonia                                         1997
CAP/PID                                              1997
Pediatric Dropper                                    1997
600mg Tablet                                         1996
Peds Lower Respiratory Tract
  Infection                                          1996
MAC Prophylaxis                                      1996
Atypical Pneumonia                                   1996
Sexually Transmitted Diseases                        1996
250mg Tablet                                         1996
Pediatric                                            1995
Single-dose Packet                                   1994
Zithromax Launch                                     1992

--------------------------------------------------------------------------------
[Pfizer LOGO]                 Zithromax -- WIZARD Study



* Investigating Benefits in Heart Disease

* Over 3,500 Patients Enrolled

* Key Data Available Next Year

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

{Pfizer LOGO]                     Adding Value

                                     Zoloft

              [Graphical representation of expansion of drug uses
                 for new indications after its initial launch]

Indication                                                              Year
Pediatric Depression                                                       2000E
Liquid Oral                                                                2000E
Dysthymia                                                                  2000E
PMDD                                                                       2000E
Social Phobia                                                              2000E
PTSD                                                                  1998-2000E
Pediatric OCD                                                              1998
Obsessive-Compulsive Disorder                                              1996
Zoloft Launch                                                              1991

--------------------------------------------------------------------------------

[Pfizer LOGO]       Zoloft
                    Post-traumatic Stress Disorder (PTSD)


* Favorable Advisory Committee Recommendation
  October 1999

* First Recommended PTSD Approval

* Affects 16 Million Americans Sometime
  During Their Life

--------------------------------------------------------------------------------

[Pfizer LOGO]       Pfizer Animal Health
                    Investing to Succeed

                    Companion Animal Products and Vaccines

--------------------------------------------------------------------------------

[Pfizer LOGO]       Revolution (selamectin)



                      Differentiation from the Competition

               [Revolution Logo]      [Advantage Logo]       [Frontline Logo]
Fleas                 X                      X                      X
Ticks                 X                      -                      X
Heartworm             X                      -                      -

                       > $100 MM Orders in First 3 Months

--------------------------------------------------------------------------------

[Pfizer LOGO]                Investing for Leadership
                             Extending Worldwide R&D Capacity

Increasing Laboratory Space by 550,000 Sq. Ft.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------

[Pfizer - 150 LOGO]

                            Pharmaceutical Products
                                  R&D Pipeline

                                 November 1999
                              George M. Milne, Jr.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]      Pfizer R&D Portfolio
                   Breadth and Depth to Sustain Leadership

Pie chart showing the percentages of R&D dedicated to the 15 therapeutic areas:
          Allergy/Resp.
          Anti-Infectious
          Atherosclerosis
          Cancer
          Cardiovascular
          Diabetes
          Immunology
          Inflammation
          Neurodegeneration
          Obesity
          Osteoporosis
          Pain
          Psychotherapeutics
          Tissue Repair
          Urogenitals
-    61 NCEs
-    15 Therapeutic Areas

--------------------------------------------------------------------------------

[Pfizer LOGO]            Emerging Pipeline

                                                  Lasofoxifene
                                                  SERM

                                                  CP-358,774
                                                  EGFR TK Inhibitor

 - 61 NCEs          - 49 Early Stage              CP-101,606
                      Candidates                  NMDA Antagonist

 - 15 Therapeutic   - 6 Late Stage                CP-368,296
   Areas              Candidates                  Glycogen Phosphorylase
                                                  Inhibitor

                                                  CJ-13,610
                                                  5LO Inhibitor

                                                  UK-357,903
                                                  PDE5 Inhibitor

-------------------------------------------------------------------------------

[Pfizer LOGO]       Lasofoxifene (CP-336,156)
                    SERM for Post Menopausal Conditions

Update
-  Lasofoxifene Advancing to Full Development
-  In Phase II

--------------------------------------------------------------------------------

[Pfizer LOGO]       Lasofoxifene
                    Increases Bone Mineral Density

[Bar chart depicting Lasofoxifene 4 mg/d propensity to increase bone mineral density versus placebo]

--------------------------------------------------------------------------------

[Pfizer LOGO]       Lasofoxifene
                    Lowers Serum LDL Cholesterol

[Bar chart indicating change from baseline serum LDL cholesterol in excess of 15% after 6 months and approximately 20% after 12 months when using Lasofoxifene .4 mg/d]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]              Lasofoxifene
                           Lumbar Spine BMD -- Comparative Data





[Bar chart depicting Lasofoxifene .25 mg/d propensity to improve Lumbar Spine BMD versus Raloxifene 60 mg/d and placebo]

-------------------------------------------------------------------------------

[Pfizer LOGO]                 Lasofoxifene
                              LDL Cholesterol -- Comparative Data



[Bar chart depicting Lasofoxifene .25 mg/d propensity to decrease LDL Cholesterol versus Raloxifene 60 mg/d and placebo. Reflecting for the placebo a 10% change from baseline, for Lasofoxifene a 25% change from baseline and approximately a 17% change from baseline for Raloxifene]

--------------------------------------------------------------------------------

[Pfizer LOGO]       Lasofoxifene
                    Inhibits Human Breast Cancer in MCF7 Mice

[Bar chart depicting Lasofoxifene inhibiting Human Breast Cancer tumor growth in MCF7 Mice]

--------------------------------------------------------------------------------

[Pfizer LOGO]         Lasofoxifene
                      Summary


- Excellent Comparative Efficacy
- Acute and Chronic Animal Toxicology Complete
- Full Development Schedule to Start Early Next Year

--------------------------------------------------------------------------------

[Pfizer LOGO]       Frailty
                    Age-Related Changes in Body Mass

                    Compromised Ability to Perform Daily Tasks

[Graphical depiction of age-related changes in Body Mass. Fat increases with age while bone and muscle decrease with age]

--------------------------------------------------------------------------------

[Pfizer LOGO]  CP-424,391
               Frailty
               Therapeutic Role for Growth Hormone

-    Oral Growth                             Growth Hormone
     Hormone Secretagogue                           |
                                                  IGF-I
-    Well Tolerated                                 |
                                             Bone and Muscle

-    Six and Twelve Month
     Toxicology Complete

-    In Phase II

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]   CP-424,391
                Increases Edogenous Growth Hormone

[Graphical depiction of CP-424,391's propensity to increase Endogenous Growth Hormone in both 10mg and 3mg dosages versus Control group]


--------------------------------------------------------------------------------

[Pfizer LOGO]                      CP-358,774

                                     CANCER

- Selective EGFR Inhibitor
- Phase II Cancer Trials Ongoing or Planned for:
  - Ovarian
  - Head/Neck
  - Non-Small Cell Lung Cancer
  - Oral and Parenteral Formulas
  - Potential for Accelerated Growth

--------------------------------------------------------------------------------

[Pfizer LOGO]       Pfizer R&D Portfolio
                    Breadth and Depth to Sustain Leadership

[Pie chart emphasizing cancer in relation to the following:

- 2 Phase II Candidates
     - CP-358,774
     - Celebrex
- 1 Phase I Candidate
     - CP-471,358
- 5 Preclinical Candidates
     - CP-663,427
     - CP-609,754
     - CP-547,632
     - CP-642,570
     - CP-599,069
- 6 Different Mechanisms of Action]

--------------------------------------------------------------------------------

[Pfizer LOGO]           CP-101,606
                        Treats Traumatic Brain Injury (TBI)

- Selectively Binds NR2B Subunit of NMDA Receptor

- Superior Safety and Toleration

- Early Evidence of Efficacy

- Partial Phase II Trial Should Complete in 2000

- Potential for Accelerated Development

--------------------------------------------------------------------------------

[Pfizer LOGO]                 CP-101,606
                              Preliminary Results

                 Glasgow Outcomes Scores in Severe Head Injury

[Bar chart illustrating performance of MCV Controls, C8-101,606 (2hr Infusions) and CP 101,606 (24-72 hr Infusions)]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]                      UK-279,276
                       Neutrophil Inhibitory Factor (NIF)

-  NIF - A Biological Produced by the Canine Hookworm (Cervas)

-  Prevents Neutrophil Induced Brain Damage in Animals

-  In Phase IIA for Stroke

-  Pivotal Efficacy Trials in 2000

-  Potential for Accelerated Development

--------------------------------------------------------------------------------

[Pfizer LOGO]                    UK-279,276 (NIF)
                                 CD11b Inhibition



   [Line chart illustrating performance of UK-279,276 as compared to placebo]

--------------------------------------------------------------------------------

[Pfizer LOGO]     Pfizer R&D Portfolio
                  Breadth and Depth to Sustain Leadership

[Pie chart emphasizing CNS in relation to the following:]

 -   5 Phase II
    -  CP-101,606
    -  UK-279,276
    -  CP-361,428
    -  CP-122,721
    -  CP-448,187
 -   5 Phase I
    -  CP-457,920
 -   7 Preclinical
 -  10 Mechanisms of Action

---------------------------------------------------------------------

[Pfizer LOGO]            CP-368,296
                         Oral Antidiabetic Agent


 - A New Mechanistic Class
   - Glycogen Phosphorylare Inhibitor
 - Effectively Lower Blood Glucose
 - Reduce Risk of Hypoglycemia

-------------------------------------------------------------------------------

[Pfizer LOGO]            CP-368,296
                         Efficacy

     Change in Fasting Morning Glucose After 2 Weeks (Type 2 Diabetics)

[BAR CHART ILLUSTRATING DECREASE IN LEVEL OF GLUCOSE BASED ON INCREASING DOSES OF CP-368,296 AFTER 2 WEEKS (TYPE 2 DIABETICS)]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]                      CJ 13,610
                           5-LO Inhibitor for Asthma


-  Target Profile

   -  Efficacy of Steroids and Superior Safety

   -  Once a Day

   -  Treatment of Adults & Children

   -  Oral

-  In Phase II

-  Fast Track Development

--------------------------------------------------------------------------------

[Pfizer LOGO]            CJ - 13,610
                         Preliminary Efficacy Confirmed


[Chart depicting % change in FEV1/FVC over time comparing CJ - 13,610 to a placebo]

--------------------------------------------------------------------------------

[Pfizer LOGO]               UK-357,903
                            PDES-Inhibitor for MED


- Potent and selective

- Well Tolerated at Significant Multiples

- Advanced Clinical Trials Scheduled for 2000

- Fast Track Development

--------------------------------------------------------------------------------

[Pfizer LOGO]                 UK-357,903
                              Potent and Selective


[Bar Chart indicating potency and selectivity of UK-357,903]

--------------------------------------------------------------------------------

[Pfizer LOGO]   UK-357,903
                Efficacy

[Bar Chart of duration of Erections (with more than 60% Regidity)]

placebo  --  5 minutes

UK - 357,903 - 50mg     30 minutes

UK - 357,903 - 100mg    55 minutes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------

[Pfizer LOGO]       Agenda

-  Welcome
-  William C. Steer, Jr., Chairman and CEO

-  Financial Performance
-  David L. Shedlarz, Executive VP and CFO

-  Pharmaceutical Operations
-  Karen L. Katen, Senior VP and President -- US Pharmaceuticals

-  Research and Development
-  John F. Niblack, Vice Chairman
-  George M. Milne, Jr., Senior VP and President -- Central Research

-  Strategic Goals and Positioning
-  HENRY A. MCKINNEL, PH.D., PRESIDENT AND COO
-  William C. Steere, Jr., Chairman and CEO

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[Pfizer LOGO]  A Combination From Strength


[Pfizer LOGO]  An Unbeatable Platform for Growth


                [Warner-Lambert LOGO]
--------------------------------------------------------------------------------

[Pfizer LOGO]  Summary

- $28 Billion Combined Revenues
- $4 Billion Combined R&D Spending
- $1.2 Billion Plus in Cost Savings
- Significant Sales Synergies

--------------------------------------------------------------------------------

[Pfizer LOGO]                       Summary

-    Tax-free Stock-for-stock Exchange

-    2.5 Pfizer Shares for Each Warner-Lambert Share

-    30% Premium Over Last Month's Average Closing Price

-    Subject to
     -    Elimination of Breakup fees
     -    Ability to Use Pooling-of-interests Accounting

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]      Long-Term Prospects for Strong Performance
                   1999-2002 Forecast -- Pfizer Inc.

                      ($ Billions, Except Per Share Data)

                                                             CAGR
                              2000      2001      2002     '99-'02
Total Revenues ...........   $18.8     $21.8     $25.2       16%

Net Income ...............   $ 4.0     $ 4.8     $ 5.7       20%

Diluted EPS ..............   $1.02     $1.22     $1.47       20%

--------------------------------------------------------------------------------

[Pfizer LOGO]     Pfizer Warner - Lambert Combination
                  Unbeatable Platform: Earnings Growth

($ Billions, Except Per Share Data)



                                                            CAGR
                      2000          2001        2002      '99-'02
Revenues              $31.1         $35.1       $39.5       13%
Net Income            $6.4          $7.8        $9.4        24%
EPS                   $1.04         $1.26       $1.53       24%


                      COST SYNERGIES OF $1.2 OVER 3 YEARS

--------------------------------------------------------------------------------

[Pfizer LOGO]          Unbeatable Platform: Pharm Sales

COMPANY                                             1999E WORLDWIDE PHARMA SALES
-------                                             ----------------------------
                                                            ($ Billions)
PRO FORMA PFIZER                                                20.8
Merck                                                           16.3
AstraZeneca                                                     14.6
Glaxo Wellcome                                                  13.9
Bristol-Myers Squibb                                            13.4
PFIZER                                                          13.0
Aventis                                                         12.2
Johnson & Johnson                                               10.3
Roche                                                           10.3
Novartis                                                         9.8
Eli Lilly                                                        9.6
American Home Products                                           9.6
SmithKline Beecham                                               8.3
WARNER-LAMBERT                                                   7.8
Schering-Plough                                                  7.8

Source: Analysts' Consensus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]              Unbeatable Platform: R&D

COMPANY                                                 1999E TOTAL R&D SPENDING
-------                                                 ------------------------
                                                              ($ Billions)
PRO FORMA PFIZER                                                   4.0
Aventis                                                            2.9
PFIZER                                                             2.8
AstraZeneca                                                        2.8
Johnson & Johnson                                                  2.5
Novartis                                                           2.5
Roche                                                              2.3
Merck                                                              2.1
Glaxo Wellcome                                                     2.0
Bristol-Myers Squibb                                               1.8
Eli Lilly                                                          1.8
American Home Products                                             1.7
SmithKline Beecham                                                 1.6
Pharmacia & Upjohn                                                 1.3
Schering-Plough                                                    1.2
WARNER-LAMBERT                                                     1.2

Source: Analysts' Consensus

--------------------------------------------------------------------------------

[Pfizer LOGO]       Unbeatable Platform: Portfolio Breadth/Depth
($ Billions)
                                 Sales 1999E

[Bar Chart Depicting % of sales from each therapeutic category for Pfizer, Warner-Lambert and on a pro forma combined Pfizer/Warner-Lambert basis]

$13.0*                  $7.8                      $20.8
Pfizer              Warner-Lambert           Pro Forma Pfizer

Source: Analysts' Consensus
* Excludes Lipitor Alliance Revenue

--------------------------------------------------------------------------------

[Pfizer LOGO]         Unbeatable Platform: Major Products ($ Billions)


                                 Sales 1999E

Products with Sales >$1B                Products with Sales $500M-$1B
------------------------                -----------------------------
Liptor              $3.7                Neurontin                0.8
Norvasc             $3.1                Cardura                  0.8
Zoloft              $2.1                Rezulin                  0.6
Celebrex            $1.4                Viarcept                 0.6
Zithromax           $1.3                Aricept                  0.5
Viagra              $1.0                Procordia XL             0.5
Diflucan            $1.0                Zyrtec                   0.5
                                        Accupril                 0.5

---------------------
Pfizer
Warner-Lambert
---------------------
Source: Analysts' Consensus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]    Unbeatable Platform: Major Products

                               # of Products >                Growth >
     Company                 $500MM Sales 1999E           Than 10% in 1999
     -------                 ------------------           ----------------

PRO FORMA PFIZER                     15                          12
PFIZER                               10                           9
Glaxo Wellcome                       10                           5
Merck                                 9                           4
Bristol-Myers Squibb                  8                           5
AstraZeneca                           7                           5
Novartis                              6                           3
WARNER-LAMBERT                        5                           3
Johnson & Johnson                     5                           1
Aventis                               4                           3
SmithKline Beecham                    4                           0
Schering-Plough                       3                           3
Eli Lilly                             3                           2
Roche                                 3                           2
American Home Products                3                           1

--------------------------------------------------------------------------------

[Pfizer LOGO]       Unbeatable Platform:  Therapeutic Categories

                       Current Portfolio         In Development
                       -----------------         --------------

Cardiovascular             Norvasc                Avasimible
                           Cardura                Enadoline
                           Accupril               Accupril -- New Indications
                           Procardia XL           Norvasc -- New Indications
                                                  VEGF -- 121

Cholesterol Lowering       Lipitor                Norvasc -- Lipitor Combo
                           Lopid

CNS                        Zoloft                 Relpax    CP-101,606
                           Aricept                Zeldox    PD-143,188
                           Nearontin              Igmesine  UK-279,276
                           Dilantin               Milameline
                                                  Pregabalin

--------------------------------------------------------------------------------

[Pfizer LOGO]                 Unbeatable Platform: Therapeutic Categories



                       Current Portfolio              Pipeline
                       -----------------              --------
Women's Health           Diflucan                     FemHRT
                         FemPatch                     Darifenacin
                         Estrostep                    Lasofoxifene
                         Loestrin                     CI-1001
                         Pyridium                     Viagra
                         Camprecin


HIV                      Diflucan                     Remune
                         Viracept                     VFend
                                                      Zithromax - MAC
                                                      AG - 1549
                                                      AG - 1029
                                                      AG - 7088

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]                  Unbeatable Platform: Therapeutic Categories


                            Current Portfolio             In Development
                            -----------------             --------------
Diabetes                      Glucotrol XL                 Zenarestat
                              Rezulin                      Inhaled insulin
                                                           CP-368,296

Oncology                      Nipent                       Prinomostat (MMPI)
                                                           Losoxontrone
                                                           Celebrex - FAP
                                                           CI - 994
                                                           CP - 358,774
                                                           CI - 980
                                                           CI - 994

Pfizer
Warner-Lambert

-------------------------------------------------------------------------------

[Pfizer LOGO]          Major Presence in OTC Market

- Combined 1999E Sales:  $5.5 Billion

- Platform for Rx-to-OTC Switches for Both Product Portfolio

[Pfizer LOGO]                             [Warner-Lambert LOGO]

[Pfizer Products]                      [Warner-Lambert Products]

--------------------------------------------------------------------------------

[Pfizer LOGO]                     Superior Cost Savings

                            Sources of Cost Savings

Manufacturing/           - Leverage Rationalized/Modernized Manufacturing
 Distribution              and Distribution Operations

G&A                      - Common Administrative Organizations in 30 Countries

Purchasing               - Approximately $10 Billion in Combined Purchased Items

--------------------------------------------------------------------------------

[Pfizer LOGO]            Significant Synergies

                              Sources of Synergies

Sales &                       - Integration and Enhanced Field Force
Marketing                       Productivity

Research & Development        - Depth, Breadth, and Scope of Therapeutic
                                Areas/Leverage Technologies

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]            Sales & Marketing Synergies

          - Leverage Lipitor Worldwide
              - Capitalize on Lipitor-Norvasc Combination Product
                   - Cholesterol-lowering
                   - Hypertension
              - Exploit Pfizer's Strength in Japan and France

          - Share Best Practices
              - Sales
              - Marketing

--------------------------------------------------------------------------------

[Pfizer LOGO]          Enhanced Growth/Shareholder Value

-    Fastest Growing Company in the Industry
     -    13% Annual Revenue Growth
     -    24% Annual Earnings Growth

-    Sales and Marketing
     -    Unparalleled Marketing Power and Reach
     -    Sharing Best Practices

-    Research & Development
     -    $4 Billion R&D Spending
     -    Common Commitment to Innovation
     -    Combined Skills and Expertise
     -    Scale of Cutting-edge Technologies
     -    Broad Biotechnology Network

-    Culture
     -    Most Successful Partnership in the World
     -    Share Common Values

--------------------------------------------------------------------------------

[Pfizer LOGO]  Relative Financial Strength
               Estimated Financial Returns

                       Warner-   Pro Forma
              Pfizer   Lambert    Pfizer
Return on      35%       40%       43%
Equity

Return on      24%       25%       29%
Assets

EPS Growth     20%       19%       24%
('99-'02)

Assumes Pre-Tax Synergies of $1.2 Billion

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Pfizer LOGO]
                          Relative Financial Strength
                          Estimated Financial Returns

                                                     American Home
                   Warner-Lambert   American Home    Warner-Lambert
Return on Equity        40%              24%              34%
Return on Assets        25%              15%              21%
EPS Growth              19%              14%              20%
('99-'02)

Assumes Pre-tax Synergies of $1.2 Billion

--------------------------------------------------------------------------------

[Pfizer LOGO]     Relative Financial Strength
                  Estimated Financial Returns

                                             American Home
                         Pro Forma Pfizer    Warner-Lambert
                         ----------------    --------------
Return on Equity              43%                 34%
Return on Assets              29%                 21%
EPS Growth ('99-'02)          24%                 20%

--------------------------------------------------------------------------------

[Pfizer LOGO]                               Lipitor Agreement

Warner-Lambert Option Quid

-  10-year Agreements From Dates of Launch

-  Option to Modify After 5 Years

   -  Pfizer Sales, Medical, Marketing Involvement Ends

   -  Pfizer Receives 75% of Contract Income

   -  Risk is Lower Actual Sales Realized

-  No Absolute Rights to a Quid

   -  Rights to Three Negotiations to Mutual Satisfaction

   -  $30 Million Payment in 200X if No Agreement is Reached

   -  Only Relpax Offered for Negotiation

--------------------------------------------------------------------------------